UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  March 13, 2013

SEFE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51842	20-1763307
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4700 Sterling Dr., Boulder, Colorado	303-444-0584	80301
(Address of principal executive offices)	Registrant’s telephone number	(Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 .Departure of Directors or Principal Officers; Election of Directors; appointment of Principal Officers

On the 15th day of February, 2013, Shannon Kerr and Michael Cromar offered their resignations as members of the board of directors by email addressed to the individual members of the board of directors of the Company.

On the 15th day of February, 2013, Donald C. Johnston offered his resignation as an officer and director by email addressed to the board of directors of the Company

Item 9.01.  Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEFE, INC.

March 13, 2013	By:	/s/ Harold Sciotto
Name: Harold Sciotto
Title: Director

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